UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2024 (April 24, 2024)

DORIAN LPG LTD.
(Exact name of registrant as specified in its charter)
Republic of the Marshall Islands	001-36437	66-0818228
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification no.)

c/o Dorian LPG (USA) LLC, 27 Signal Road, Stamford, Connecticut		06902
(Address of principal executive offices)		(Zip Code)

(Registrant's telephone number, including area code): (203) 674-9900

(Former Name or Former Address, if Changed Since Last Report): None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	LPG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

The information contained in Item 5.02 of this Current Report on Form 8-K is hereby incorporated by reference into the registration statement on Form S-3 (File No. 333-266588) of Dorian LPG Ltd. (the “Company”), filed with the U.S. Securities and Exchange Commission (the “Commission”) on August 5, 2022.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The Company today publicly announced the promotions of two current executives to increased positions of responsibility. The Nominating and Corporate Governance Committee (the “Committee”) of the Board of Directors of the Company has established the following executive positions: Head of Energy Transition and Chief Operating Officer.

Head of Energy Transition

John Lycouris has been promoted by the Committee to Head of Energy Transition effective April 24, 2024, and will continue as a director of the Company. Mr. Lycouris, age 74, has served as Chief Executive Officer of Dorian LPG (USA) LLC and a director of the Company since its inception in July 2013. Previously, Mr. Lycouris was a Director and VP/Treasurer of Eagle Ocean, Inc. beginning in 1993 and of Eagle Ocean Transport, Inc. beginning in 2004, where he attended to pre- and post-delivery financings of newbuilding and second-hand vessels in the tanker, LPG, and dry bulk sectors, including execution of a multitude of sale and purchase contracts. Mr. Lycouris’ responsibilities also included operational and technical matters as well as investment strategy for a number of portfolios of foreign principals represented by the Companies. Before joining Eagle Ocean, Inc., Mr. Lycouris served as Director of Peninsular Maritime Ltd. a ship brokerage firm in London, UK, which he joined in 1974, and managed the Finance and Accounts departments. Mr. Lycouris holds a BS in Business Administration from Ithaca College and an MBA in Finance from Cornell University. There are no direct family relationships between Mr. Lycouris and any director or executive officer of the Company.

Chief Operating Officer

Alexander C. Hadjipateras has been appointed by the Committee as the Chief Operating Officer effective April 24, 2024. Mr. A. Hadjipateras, age 45, has served as Senior Executive Vice President of Dorian LPG (USA) LLC and Managing Director of Dorian LPG Management Corp. (Athens) since July 2022 and previously held the role of Executive Vice President of Business Development. Mr. A. Hadjipateras' main areas of focus are commercial strategy, sale and purchase, and the management of the Company's operations in Athens, Greece. Since November 2016, Mr. Hadjipateras has served as a Director on the Members Committee of the UK P&I Club. Mr. Hadjipateras has worked closely with major energy companies to secure approval for future time charter and newbuilding business development opportunities. Prior to joining the Company, Mr. A. Hadjipateras worked as a Business Development Manager at Avenue A / Razorfish, a leading digital consultancy and ad-agency based in San Francisco. Mr. A. Hadjipateras graduated from Georgetown University with a Bachelor of Arts in history and holds an EMBA from HEC Paris. He is the son of John C. Hadjipateras, the President, Chief Executive Officer and Chairman of the Company.

These promotions reflect the continued growth of the Company’s operations as the global shipping industry steps up to meet the twin challenges of new technology and decarbonization. Messrs. Lycouris and A. Hadjipateras bring significant experience to their roles, and will continue to ensure the long-term success of the Company.

Each of the executives named above may be employed through Dorian LPG (USA) LLC or another subsidiary of the Company and provide similar services to or on behalf of the Company. None of Messrs. Lycouris or A. Hadjipateras are party to any transaction with the Company that would require disclosure under Item 404(a) of Securities and Exchange Commission Regulation S-K or any arrangement or understanding with any other person pursuant to which he was appointed as an executive officer of the Company.

Compensation Matters

The Compensation Committee of the Board of Directors has also set the vesting condition for the last tranche of the shares of restricted stock granted in July 2023 to each of Theodore Young, John Lycouris and John Hadjipateras, as named executive officers of the Company. The Compensation Committee determined to apply the condition that the shares eligible to vest on August 5, 2025, with respect to Messrs. J. Hadjipateras and Young, and August 5, 2024, with respect to Mr. Lycouris (the “Scheduled Vesting Date”) shall vest when and only if the volume weighted average price of the Company’s common shares over any consecutive 15-day period prior to the final business day of the sixth fiscal quarter following the grant date of the vesting shares, as reported on Bloomberg (or on such other internationally recognized financial information provider), equals or exceeds, 95% of the book value of a Company share, which shall be determined (in good faith by the management of the Company) on June 30, 2024.

Additional information relating to compensation paid to each of the Company’s named executive officers in the fiscal year ended March 31, 2024 and to be paid in the fiscal year ended March 31, 2025 will be included in the Company’s DEF14A Proxy Statement to be filed with the Commission in connection with the Company’s 2024 annual meeting of shareholders.

Item 7.01 Regulation FD Disclosure

On May 9, 2024, the Company published a press release (the “Press Release”) announcing Management Promotions and the Ringing of the New York Stock Exchange Closing Bell to Celebrate 10 Years as a Public Company.

A copy of the Press Release is furnished herewith as Exhibit 99.1 and incorporated into this Item 7.01 by reference.

In accordance with General Instruction B.2 to Form 8-K, the information under this Item 7.01 and the Press Release shall be deemed to be "furnished" to the SEC and not be deemed to be "filed" with the SEC for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01. Financial Statements and Exhibits

(d)Exhibits

Exhibit Number	Description
99.1	Press Release dated May 9, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

May 9, 2024		DORIAN LPG LTD.
(registrant)

	By:	/s/ Theodore B. Young
Theodore B. Young
Chief Financial Officer